MONTHLY SERVICER'S CERTIFICATE

        CARMAX AUTO SUPERSTORES, INC.

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           CARMAX AUTO OWNER TRUST
                SERIES 2002-2

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   Collection Period                                                                                           12/01/02-12/31/02
   Determination Date                                                                                                   1/9/2003
   Distribution Date                                                                                                   1/15/2003



   Pool Balance

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                                $      500,000,060.80

     2 .  Collections allocable to Principal                                                               $       14,144,410.06

     3 .  Purchase Amount allocable to Principal                                                           $                0.00

     4 .  Defaulted Receivables                                                                            $                0.00
                                                                                                              -------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                               $      485,855,650.74
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                             $      500,000,060.80

                                                                                  Beginning                          End
     7 .  Portfolio Balances                                                      of Period                       of Period
                                                                             ----------------------------------------------------

          a.Class A-1 Note Balance                                           $   75,000,000.00            $        60,855,589.94
          b.Class A-2 Note Balance                                           $  159,000,000.00            $       159,000,000.00
          c.Class A-3 Note Balance                                           $  121,000,000.00            $       121,000,000.00
          d.Class A-4 Note Balance                                           $  135,000,000.00            $       135,000,000.00
          e.Certificate Balance                                              $   10,000,000.00            $        10,000,000.00
                                                                               ----------------               -------------------
          f.Total Portfolio Balance (sum a - e)                              $  500,000,000.00            $       485,855,589.94

     8 .  Pool Factors

          a.Class A-1 Note Pool Factor                                               1.0000000                         0.8114079
          b.Class A-2 Note Pool Factor                                               1.0000000                         1.0000000
          c.Class A-3 Note Pool Factor                                               1.0000000                         1.0000000
          d.Class A-4 Note Pool Factor                                               1.0000000                         1.0000000
          e.Certificate Pool Factor                                                  1.0000000                         1.0000000
                                                                               ----------------               -------------------
          f.Aggregate Pool Factor                                                    1.0000000                         0.9717112

     9 .  Weighted Average Coupon                                                                          %               9.43%

    10 .  Weighted Average Original Term                                                                  months           60.19

    11 .  Weighted Average Remaining Term                                                                 months           55.70

   Collections

    12 .  Finance Charge:

          a.Collections allocable to Finance Charge                                                        $        3,870,875.63
          b.Liquidation Proceeds allocable to Finance Charge                                               $                0.00
          c.Purchase Amount allocable to Finance Charge                                                    $                0.00
                                                                                                              -------------------
          d.Available Finance Charge Collections (sum a - c)                                               $        3,870,875.63

    13 .  Principal:
          a.Collections allocable to Principal                                                             $       14,144,410.06
          b.Liquidation Proceeds allocable to Principal                                                    $                0.00
          c.Purchase Amount allocable to Principal                                                         $                0.00
                                                                                                              -------------------
          d.Available Principal Collections (sum a - c)                                                    $       14,144,410.06

    14 .  Total Finance Charge and Principal Collections (12d + 13d)                                       $       18,015,285.69

    15 .  Interest Income from Collection Account                                                          $            7,928.40
                                                                                                              -------------------
    16 .  Available Collections (Ln14 + Ln15)                                                              $       18,023,214.09

   Required Payment Amount

    17 .  Total Servicing Fee
          a.Monthly Servicing Fee                                                                          $          416,666.72
          b.Amount Unpaid from Prior Months                                                                $                0.00
          c.Amount Paid                                                                                    $          416,666.72
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    18 .  Noteholder Interest Amounts
          a.Class A-1 Monthly Interest                                                                     $          121,718.75
          b.Class A-1 Monthly Interest Carryover Shortfall                                                 $                0.00
          c.Interest Due on Class A-1 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          d.Total Class A-1 Note Interest (sum a - c)                                                      $          121,718.75

          e.Class A-2 Monthly Interest                                                                     $          339,200.00
          f.Class A-2 Monthly Interest Carryover Shortfall                                                 $                0.00
          g.Interest Due on Class A-2 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          h.Total Class A-2 Note Interest (sum e-g)                                                        $          339,200.00

          i.Class A-3 Monthly Interest                                                                     $          358,966.67
          j.Class A-3 Monthly Interest Carryover Shortfall                                                 $                0.00
          k.Interest Due on Class A-3 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          l.Total Class A-3 Note Interest (sum i-k)                                                        $          358,966.67

          m.Class A-4 Monthly Interest                                                                     $          501,000.00
          n.Class A-4 Monthly Interest Carryover Shortfall                                                 $                0.00
          o.Interest Due on Class A-4 Monthly Interest Carryover Shortfall                                 $                0.00
                                                                                                              -------------------
          p.Total Class A-4 Note Interest (sum m-o)                                                        $          501,000.00

          q.Total Monthly Note Interest                                                                    $        1,320,885.42
          r.Total Monthly Note Interest Carryover Shortfall                                                $                0.00
          s.Total Interest Due on Monthly Note Interest Carryover Shortfall                                $                0.00
                                                                                                              -------------------
          t.Total Note Interest (sum q - s)                                                                $        1,320,885.42

    19 .  Noteholder Principal Amounts
          a.Class A-1 Monthly Note Principal                                                               $       14,144,410.06
          b.Class A-2 Monthly Note Principal                                                               $                0.00
          c.Class A-3 Monthly Note Principal                                                               $                0.00
          d.Class A-4 Monthly Note Principal                                                               $                0.00
                                                                                                              -------------------
          e.Total Monthly Note Principal                                                                   $       14,144,410.06

    20 .  Certificateholder Interest Amounts
          a.Monthly Certificate Interest                                                                   $           42,666.67
          b.Monthly Certificate Interest Carryover Shortfall                                               $                0.00
          c.Interest Due on Monthly Certificate Interest Carryover Shortfall                               $                0.00
                                                                                                              -------------------
          d.Total (sum a - c)                                                                              $           42,666.67

          e.Total Certificate Interest                                                                     $           42,666.67

    21 .  Monthly Certificate Principal                                                                    $                0.00

    22 .  Required Payment Amount                                                                          $       15,924,628.87

   Insurance Payment Amount

    23 .  Insurance Premium(s) Due
          a.Current Amount Due                                                                             $           60,000.01
          b.Overdue Premiums                                                                               $                0.00
          c.Amount Paid                                                                                    $           60,000.01
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    24 .  Unreimbursed Insurance Payments
          a.Current Amount Due                                                                             $                0.00
          b.Interest                                                                                       $                0.00
          c.Amount Paid                                                                                    $                0.00
                                                                                                              -------------------
          d.Shortfall Amount (a + b - c)                                                                   $                0.00

    25 .  Insurance Payment Amount                                                                         $           60,000.01

   Available Funds

    26 .  Available Collections                                                                            $       18,023,214.09

    27 .  Reserve Account Draw Amount                                                                      $                0.00

    28 .  Policy Claim Amount                                                                              $                0.00
                                                                                                              -------------------

    29 .  Available Funds                                                                                  $       18,023,214.09
   Collection Account Activity

    30 .  Deposits
          a.Total Daily Deposits of Finance Charge Collections                                             $        3,870,875.63
          b.Total Daily Deposits of Principal Collections                                                  $       14,144,410.06
          c.Withdrawal from Reserve Account                                                                $                0.00
          d.Policy Claim Amount                                                                            $                0.00
          e.Interest Income                                                                                $            7,928.40
                                                                                                              -------------------
          f.Total Deposits to Collection Account (sum a - e)                                               $       18,023,214.09

    31 .  Withdrawals
          a.Servicing Fee                                                                                  $          416,666.72
          b.Deposit to Note Payment Account for Monthly Note Interest/Principal                            $       15,465,295.48
          c.Deposit to Certificate Payment Account for Monthly Certificate Interest/Principal              $           42,666.67
          d.Payments to Insurer for Insurance Premium                                                      $           60,000.01
          e.Reimbursement of Insurance Payments                                                            $                0.00
          f.Deposit to Reserve Account                                                                     $        2,038,585.22
          g.Payment to Seller of any remaining funds                                                       $                0.00
                                                                                                              -------------------
          h.Total Withdrawals from Collection Account(sum a - g)                                           $       18,023,214.09

   Note Payment Account Activity

    32 .  Deposits
          a.Class A-1 Interest Distribution                                                                $          121,718.75
          b.Class A-2 Interest Distribution                                                                $          339,200.00
          c.Class A-3 Interest Distribution                                                                $          358,966.67
          d.Class A-4 Interest Distribution                                                                $          501,000.00

          e.Class A-1 Principal Distribution                                                               $       14,144,410.06
          f.Class A-2 Principal Distribution                                                               $                0.00
          g.Class A-3 Principal Distribution                                                               $                0.00
          h.Class A-4 Principal Distribution                                                               $                0.00

          i.Total Deposits to Note Payment Account (sum a - h)                                             $       15,465,295.48

    33 .  Withdrawals
          a.Class A-1 Distribution                                                                         $       14,266,128.81
          b.Class A-2 Distribution                                                                         $          339,200.00
          c.Class A-3 Distribution                                                                         $          358,966.67
          d.Class A-4 Distribution                                                                         $          501,000.00
                                                                                                              -------------------
          e.Total Withdrawals from Note Payment Account (sum a - d)                                        $       15,465,295.48

   Certificate Payment Account Activity

    34 .  Deposits
          a.Certificate Interest Distribution                                                              $           42,666.67
          b.Certificate Principal Distribution                                                             $                0.00
                                                                                                              -------------------
          c.Total Deposits to Certificate Payment Account (sum a - b)                                      $           42,666.67

    35 .  Withdrawals
          a.Certificate Distribution                                                                       $           42,666.67
                                                                                                              -------------------
          b.Total Withdrawals from Certificate Payment Account                                             $           42,666.67

   Required Reserve Account Amount

       If no Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the lesser of: (Ln36 or Ln37)

    36 .  Greater of: (a or b)
          a.Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                   (percentage applicable    =      2.00%      )      $        9,717,113.01
          b.$5,000,000.61                                                                                  $        5,000,000.61

    37 .  Sum of Note Balance and Certificate Balance as of current Distribution Date
          (after giving effect to all principal payments on current Distribution Date)                     $      485,855,589.94

       If a Required Reserve Account Increase Event has occurred, the Required Reserve Account
       Amount is equal to the Required Reserve Account Increase Amount:

    38 .  Greater of: (a or b)
          a.Percentage applicable times Pool Balance as of the last day
            of the  Collection Period                   (percentage applicable   =      4.00%      )       $       19,434,226.03
          b.$10,000,001.22                                                                                 $       10,000,001.22

    39 .  Required Reserve Account Amount                                                                  $        9,717,113.01

   Reserve Account Reconciliation

    40 .  Beginning Balance (as of Preceding Distribution Date)                                            $        1,250,000.00

    41 .  Investment Earnings                                                                              $              992.61

    42 .  Reserve Account Draw Amount                                                                      $                0.00
                                                                                                              -------------------
    43 .  Reserve Account Amount (Ln 40 + Ln41 - Ln42)                                                     $        1,250,992.61

    44 .  Deposit from Excess Available Funds                                                              $        2,038,585.22

    45 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Amount                     $                0.00

                                                                                                              -------------------
    46 .  Ending Balance (Ln43 + Ln44 - Ln45)                                                              $        3,289,577.83

    47 .  Reserve Account Deficiency (Ln39 - Ln46)                                                         $        6,427,535.19

   Instructions to the Trustee

    48 .  Amount to be deposited from the Reserve Account into the Collection Account                      $                0.00

    49 .  Amount to be paid to Servicer from the Collection Account                                        $          416,666.72

    50 .  Amount to be deposited from the Collection Account into the Note Payment Account                 $       15,465,295.48

    51 .  Amount to be deposited from the Collection Account into the Certificate Payment Account          $           42,666.67

    52 .  Amount to be paid to Insurance Provider from the Collection Account                              $           60,000.01

    53 .  Amount to be deposited from the Collection Account into the Reserve Account                      $        2,038,585.22

    54 .  Amount to be paid to Seller from the Reserve Account if Reserve Account Balance
          Exceeds Required Reserve Amount                                                                  $                0.00

    55 .  Amount to be paid to Seller from the Collection Account for any remaining Available Funds        $                0.00

    56 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                         $       14,266,128.81

    57 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                         $          339,200.00

    58 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                         $          358,966.67

    59 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                         $          501,000.00

    60 .  Amount to be paid to Certificateholders from the Certificate Payment Account                     $           42,666.67

   Net Loss and Delinquency Activity

    61 .  Cumulative Net Losses                                                                            $                0.00

    62 .  Cumulative Net Loss Percentage
          a.For the current Collection Period                                                                      0.0000%
          b.Has a Required Reserve Account Increase Event occurred?                                                   NO
          c.Has a Cumulative Net Loss Trigger Event occurred?                                                         NO

    63 .  Delinquency Analysis                                                    Number of                       Principal
                                                                                    Loans                          Balance
                                                                             ----------------------------------------------------

          a.31 to 60 days past due                                                   103                   $        1,581,448.71
          b.61 to 90 days past due                                                    0                    $                0.00
          c.91 or more days past due                                                  0                    $                0.00
                                                                             ----------------------------------------------------
          d.Total (sum a - c)                                                        103                            1,581,448.71


    64 .  Delinquency Ratio including Repossessions
          a.For the current Collection Period                                                                      0.3163%
          b.For the preceding Collection Period                                                                      n/a
          c.For the second preceding Collection Period                                                               n/a
          d.Average Delinquency Ratio (average a - c)                                                              0.3163%
          e.Has a Required Reserve Account Increase Event occurred                                                    NO
            (greater than 4.25%)?
          f.Has a Trigger Event occurred (greater than 5.25%)                                                         NO


    65 .  Covenants of the Seller  (dollar amounts in thousands)                                                  31-Aug-02
          a.50% of Positive Net Income for CarMax since November 30, 2001                                  $              39,674
                 Given: $350,000,000                                                                       $             350,000
                 Total                                                                                     $             389,674
            Tangible Net Worth                                                                             $             532,179
            Is Tangible Net Worth less than $350,000,000 plus 50% of CarMax's positive net income?                    NO

          b.Managed Assets                                                                                 $           1,746,709
            Ratio of Tangible Net Worth to Managed Assets                                                           30.47%
            Is the ratio of Tangible Net Worth to Managed Assets less than 18%?                                       NO

          c.Adjusted EBITDA                                                                                $              57,663
            Total Interest and Rent Expense                                                                $              12,034
            Ratio of Adjusted EBITDA to Total Interest and Rent Expense                                              4.79
            Is the ratio of Adjusted EBITDA to Total Interest and Rent Expense less than 1.5 for Q1 & Q2
            or 1.1 for Q3 & Q4?                                                                                       NO

    66 .  Covenant of the Seller                                                                                  31-Dec-02
            Has CarMax had any change in control, merger or consolidation?                                           Yes
            If yes, does CarMax maintain a minimum of $75 million in cash or borrowing capacity?                     Yes

   IN WITNESS WHEREOF, the undersigned has duly executed this certificate on January 09, 2003.

   CARMAX AUTO SUPERSTORES, INC.
   ==========================================================================
   As Servicer

   By:         /s/ Keith D. Browning
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   Name:            Keith D. Browning
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   Title:         Executive Vice President and Chief Financial Officer
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